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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                 CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                       Date of Report:  September 1, 1997




                              HESKA CORPORATION
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




   DELAWARE                    000-22427              77-0192527
----------------             ------------           --------------
(State or other              (Commission            (IRS Employer
jurisdiction of              File Number)           Identification
corporation)                                        No.)




1825 SHARP POINT DRIVE, FORT COLLINS CO                  80525
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(Address of principal executive office)                (Zip Code)




              Registrant's telephone number, including area code:
                                 (970) 493-7272
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Item 9.  Sales of Equity Securities Pursuant to Regulation S.

                 On September 1, 1997, in connection with the acquisition of all of the outstanding shares of capital stock of CMG Centre Medical des Grands'Places SA ("CMG"), a corporation organized under the laws of Switzerland, by the registrant, the registrant issued an aggregate of 59,905 shares of its Common Stock to two shareholders of CMG in satisfaction of approximately $540,000 of the acquisition price. The issued shares were sold outside the United States to non-U.S. persons (as defined in Regulation S) in reliance on multiple exemptions from registration, including without limitation Regulation S under the Securities Act of 1933, as amended.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       Dated:  September 12, 1997


                               HESKA CORPORATION



                               By   /s/ WILLIAM G. SKOLOUT
                                  -------------------------------
                                        WILLIAM G. SKOLOUT
                                      Chief Financial Officer